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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 17, 2003

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                        (Date of earliest event reported)


                        COMMERCIAL CAPITAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                       000-50126                33-0865080
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


One Venture, 3rd Floor, Irvine, California                               92618
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 (Address of principal executive offices)                             (Zip Code)


                                 (949) 585-7500
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              (Registrant's telephone number, including area code)

                                 Not Applicable

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              (Former name, former address and former fiscal year,
                         if changed since last report)




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Item 5.   Other Events and Required FD Disclosure

         On March 17, 2003, Commercial Capital Bancorp, Inc. (the "Company") announced by press release that its bank subsidiary, Commercial Capital Bank, had entered into a lease agreement to open its fourth banking office, which will be located in La Jolla, California. The press release is attached hereto as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Not applicable.

     (b) Not applicable.

     (c) The following exhibits are included with this Report:

          Exhibit 99.1 Press Release dated March 17, 2003.

          Exhibit 99.2 Press Release dated March 12, 2003.

Item 9.   Regulation FD Disclosure

         On March 12, 2003, the Company announced by press release that its Chairman and Chief Executive Officer, Stephen H. Gordon, and its Vice Chairman, President and Chief Operating Officer, David S. DePillo, will both be presenting an overview of the Company and its 2002 performance on March 18, 2003 at the 15th Annual Roth Capital Partners Growth Stock Conference. The press release is attached hereto as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

         The presentation is identical in substance to that presented by the Company and attached as Exhibits 99.2-99.4 to the Form 8-K filed by the Company on March 5, 2003.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              COMMERCIAL CAPITAL BANCORP, INC.


                                                By: /s/ Stephen H. Gordon
                                                    ----------------------------
                                                    Stephen H. Gordon
                                                    Chairman of the Board and
                                                    Chief Executive Officer

Date:    March 17, 2003.